UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 10, 2025

GLOBAL CROSSING AIRLINES GROUP INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	000-56409	86-2226137
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4200 NW 36th Street, Building 5A Miami International Airport
Miami, Florida		33166
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 786 751-8503

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None

Securities registered pursuant to Section 12(g) of the Act:

Common stock, par value $0.001
Class B non-voting common stock, par value $0.001

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

At the Annual Meeting of Stockholders of Global Crossing Airlines Group Inc. (the “Company”) held on December 10, 2025 (the “2025 Annual Meeting”), the Company’s stockholders (i) elected six directors to the board of directors, (ii) reapproved the Company’s Incentive Stock Option Plan, (iii) reapproved the Company’s Restricted Share Unit Plan, (iv) reapproved the Company’s Performance Share Unit Plan and (v) ratified the appointment of Rosenberg Rich Baker Berman P.A. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025.

A more complete description of the proposals voted on at the 2025 Annual Meeting can be found in the Company’s definitive proxy statement dated October 28, 2025, and filed with the Securities and Exchange Commission on October 28, 2025.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On December 10, 2025, the Company's stockholders at the 2025 Annual Meeting in Miami, Florida voted on the following matters:

1.
Election, as directors, of the six nominees, with each director to serve until the next annual meeting of stockholders and until the election and qualification of such director’s successor.

2.
Reapproval of the Global Crossing Airlines Group Inc. Incentive Stock Option Plan.

3.
Reapproval of the Global Crossing Airlines Group Inc. Restricted Share Unit Plan.

4.
Reapproval of the Global Crossing Airlines Group Inc. Performance Share Unit Plan.

5.
Ratification of the appointment of Rosenberg Rich Baker Berman P.A. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025.

Stockholders at the Annual Meeting voted in favor of the six director nominees, detailed results of such vote are set out below:

Director	Votes For	% Votes For	Votes Withheld	% Votes Withheld	Broker Non-Votes
Andrew Axelrod	17,600,169	95.86%	759,496	4.14%	13,142,203
Alan Bird	17,389,072	94.71%	970,593	5.29%	13,142,203
T. Allan McArtor	17,374,319	94.63%	985,346	5.37%	13,142,203
Chris Jamroz	17,335,136	94.42%	1,024,529	5.58%	13,142,203
Deborah Robinson	17,381,104	94.67%	978,561	5.33%	13,142,203
Cordia Harrington	17,335,007	94.41%	1,024,658	5.58%	13,142,203

Stockholders at the Annual Meeting voted in favor of the reapproval of the Company’s Incentive Stock Option Plan,

detailed results of such vote are set out below:

Votes For	% Votes For	Votes Against/Abstained	% Votes Against/Abstained	Broker Non-Votes
17,323,591	94.36%	1,036,074	5.64%	13,142,203

Stockholders at the Annual Meeting voted in favor of the reapproval of the Company’s Restricted Share Unit Plan, detailed results of such vote are set out below:

Votes For	% Votes For	Votes Against/Abstained	% Votes Against/Abstained	Broker Non-Votes
17,143,412	93.38%	1,216,253	6.62%	13,142,203

Stockholders at the Annual Meeting voted in favor of the reapproval of the Company’s Performance Share Unit Plan, detailed results of such vote are set out below:

Votes For	% Votes For	Votes Against/Abstained	% Votes Against/Abstained	Broker Non-Votes
17,331,695	94.40%	1,027,970	5.60%	13,142,203

Stockholders at the Annual Meeting voted in favor of appointing Rosenberg Rich Baker Berman P.A. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025, detailed results of such vote are set out below:

Votes For	% Votes For	Votes Against/Abstained	% Votes Against/Abstained
30,907,808	98.11%	594,060	1.89%

Item 7.01. Regulation FD Disclosure

On December 12, 2025, the Company announced the results of the stockholder voting on the proposals at the 2025 Annual Meeting. A copy of the press release announcing this information is furnished herewith as Exhibit 99.1. The information included in this Item 7.01, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as expressly set forth by specific reference in such filing.

Item 9.01 Exhibits.

99.1 Press release of the Company, dated December 12, 2025

104 Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBAL CROSSING AIRLINES GROUP INC.

Date:	December 12, 2025	By:	/s/ Ryan Goepel
		Name: Title:	Ryan Goepel President and Chief Financial Officer